Supplement to the Current Prospectus

MFS® International Diversification Fund – Class W Shares

The Board of Trustees of the MFS International Diversification Fund (the “Fund”) has approved modifications to the underlying fund target weightings of the Fund.

The transition to the revised underlying fund target allocations will begin on or about August 15, 2010, and will be completed by September 15, 2010, although these dates could change based on market conditions and other factors.

In connection with the foregoing, the following changes are being made to the current prospectus of the Fund:

Effective August 15, 2010, the second and third paragraphs of the sub-section entitled “Principal Investment Strategies” under the main heading “Risk Return Summary” are hereby restated as follows:

As of August 15, 2010, the fund’s target allocations among underlying funds are:

MFS Emerging Markets Equity Fund	10%
MFS International Growth Fund	25%
MFS International New Discovery Fund	10%
MFS International Value Fund	25%
MFS Research International Fund	30%

The fund’s exposure to certain security types or risks may be higher than the target weighting of any given underlying fund shown above.  For example, the fund’s overall exposure to emerging market equity securities may be higher than the fund’s 10% weighting in the MFS Emerging Markets Equity Fund, to the extent that the remaining underlying funds invest in emerging market equity securities.  The underlying funds and their target weightings have been selected for investment over longer time periods, but may be changed without shareholder approval or notice. The target weightings can deviate over the short term due to market movements and cash flows.  MFS periodically rebalances the fund's investments in the underlying funds.  The target weightings do not reflect the fund's working cash balance; some portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs.

The date of this supplement is July 1, 2010.